UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2026

Carvana Receivables Depositor LLC
(Exact Name of Depositor as Specified in its Charter)
Commission File Number: 333-285582
Central Index Key Number: 0001770373

Carvana Auto Receivables Trust 2026-P3
(Exact Name of Issuing Entity as Specified in its Charter)
Commission File Number: 333-285582-06
Central Index Key Number: 0001999511

Carvana, LLC
(Exact Name of Sponsor as Specified in its Charter)
Central Index Key Number: 0001576462

Delaware
(State or Other Jurisdiction of Incorporation of Registrant)

93-6692355
(Registrant’s I.R.S. Employer Identification No.)

Carvana Receivables Depositor LLC 300 E. Rio Salado Parkway, Bldg. 1 Tempe, Arizona	85281
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(602) 922-9866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the sale of certain of the Class A-1 Asset Backed Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset Backed Notes, the Class A-4 Asset Backed Notes, the Class B Asset Backed Notes, the Class C Asset Backed Notes and the Class D Asset Backed Notes (together, the “Offered Notes”) of Carvana Auto Receivables Trust 2026-P3 (the “Issuing Entity”), which are described in the Final Prospectus dated August 18, 2026 and which were issued on August 25, 2026 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date.
1. A Receivables Purchase Agreement (the “Receivables Purchase Agreement”), by and between Carvana, LLC, as seller (“Carvana”) and Carvana Receivables Depositor LLC (the “Depositor”), pursuant to which specified fixed rate retail installment contracts used to finance the purchase of used cars and light duty trucks that were originated by Carvana (the “Carvana Receivables”) were sold by Carvana to the Depositor.
2. A Receivables Transfer Agreement (the “Receivables Transfer Agreement”), by and between the Depositor and the Issuing Entity, pursuant to which the Receivables were transferred by the Depositor to the Issuing Entity.
3. A Receivables Contribution Agreement (the “Receivables Contribution Agreement”), by and between the Issuing Entity and Carvana Auto Receivables Grantor Trust 2026-P3 (the “Grantor Trust”), pursuant to which the Receivables were transferred by the Issuing Entity to the Grantor Trust.
4. A Second Amended and Restated Trust Agreement (the “Trust Agreement”), by and between the Depositor and BNY Mellon Trust of Delaware, as owner trustee (the “Owner Trustee”), pursuant to which the Issuing Entity will be governed.
5. A Second Amended and Restated Grantor Trust Agreement (the “Grantor Trust Agreement”), by and between the Issuing Entity and BNY Mellon Trust of Delaware, as grantor trust trustee (the “Grantor Trust Trustee”), pursuant to which the Grantor Trust will be governed.
6. An Indenture (the “Indenture”), by and among the Issuing Entity, the Grantor Trust and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Issuing Entity issued the Notes.
7. A Servicing Agreement (the “Servicing Agreement”), by and among the Issuing Entity, the Grantor Trust, the Indenture Trustee, Bridgecrest Credit Company, LLC, as servicer (the “Servicer”), and Vervent Inc., as backup servicer (the “Backup Servicer”), pursuant to which the Servicer will perform certain servicing functions related to the Receivables.
8. A Backup Servicing Agreement (the “Backup Servicing Agreement”), by and among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer, pursuant to which the Backup Servicer will perform certain servicing functions upon replacement of the Servicer.
9. A Collateral Custodian Agreement (the “Collateral Custodian Agreement”), by and among the Issuing Entity, the Grantor Trust, Carvana, as administrator, the Servicer, Computershare Trust Company, National Association, acting through its custody division, as collateral custodian (in such capacity, the “Collateral Custodian”), and the Indenture Trustee, pursuant to which the Collateral Custodian agrees to act as collateral custodian for the documents evidencing the Receivables.
10. An Administration Agreement (the “Administration Agreement”), by and among the Issuing Entity, the Grantor Trust, Carvana, as administrator, and the Indenture Trustee, pursuant to which Carvana agrees to provide certain ministerial functions to the Issuing Entity and Grantor Trust.
11. An Asset Representations Review Agreement (the “Asset Representations Review Agreement”), by and among the Issuing Entity, the Grantor Trust, Carvana, as administrator and as sponsor, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), pursuant to which the Asset Representations Reviewer agrees to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by Carvana about such Receivables.

12. A FAC Receivables Purchase Agreement (the “FAC Receivables Purchase Agreement”), by and between Carvana FAC LLC, as seller (“Carvana FAC”) the Depositor, pursuant to which specified fixed rate retail installment contracts used to finance the purchase of new cars and light duty trucks that were originated by Carvana FAC (“the FAC Receivables” and, together with the Carvana Receivables the “Receivables”) were sold by Carvana FAC to the Depositor.

Item 8.01 Other Events.
On the Closing Date, the Issuing Entity issued certificates that evidence beneficial interests in the Issuing Entity (the “Certificates”) with a nominal amount of 100,000 units to the Depositor, and the Depositor sold the Certificates to Qualified Institutional Buyers (“QIBs”) pursuant to the requirements of Rule 144A (“Rule 144A”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Five percent (5%) (by nominal amount) of the Certificates were initially retained by Carvana or one or more of its majority-owned affiliates.
Also on the Closing Date, the Issuing Entity issued Class N Asset Backed Notes in the aggregate principal amount of $14,900,000 (the “Class N Notes”) and Class XS Asset Backed Notes with an aggregate notional amount of 100,000 units (the “Class XS Notes” and together with the Offered Notes and the Class N Notes, the “Notes”) to the Depositor, and the Depositor sold the Class N Notes to QIBs pursuant to the requirements of Rule 144A. Five percent (5%) (by principal amount) of the Class N Notes were initially retained by Carvana or one or more of its majority-owned affiliates.

Item 9.01. Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits.

Exhibit
No.    Document Description
4.1     Indenture, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust and the Indenture Trustee.
10.1    Receivables Purchase Agreement, dated as of the Closing Date, between the Depositor and Carvana.
10.2    Receivables Transfer Agreement, dated as of the Closing Date, between the Depositor and the Issuing Entity.
10.3    Receivables Contribution Agreement, dated as of the Closing Date, between the Issuing Entity and the Grantor Trust.
10.4    Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee and the Backup Servicer.
10.5    Backup Servicing Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, the Servicer and the Backup Servicer.
10.6    Asset Representations Review Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer and Asset Representations Reviewer.
10.7    Second Amended and Restated Trust Agreement, dated as of the Closing Date, between the Depositor and the Owner Trustee, and acknowledged and agreed to by Carvana, as administrator and sponsor, and by Computershare Trust Company, N.A., as certificate registrar and certificate paying agent.
10.8    Second Amended and Restated Grantor Trust Agreement, dated as of the Closing Date, between the Issuing Entity, the Grantor Trust Trustee, the Grantor Trust Certificate Registrar, the Grantor Trust Paying Agent and acknowledged and agreed to by Carvana, as administrator and sponsor, and Computershare Trust Company, N.A., as indenture trustee.
10.9    Administration Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana and the Indenture Trustee.
10.10    Collateral Custodian Agreement, dated as of the Closing Date, among the Issuing Entity, the Grantor Trust, Carvana, the Servicer, the Collateral Custodian and the Indenture Trustee.

10.11    FAC Receivables Purchase Agreement, dated as of the Closing Date, between the Depositor and Carvana FAC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 31, 2026

Carvana Receivables Depositor LLC

By:	/s/ Mike McKeever
Name: Mike McKeever
President

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